UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2023

LIMBACH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

797 Commonwealth Drive, Warrendale, Pennsylvania 15086
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 359-2100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	LMB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 14, 2023, the Board of Directors (the “Board”) of Limbach Holdings, Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”) of the Company to implement certain procedural mechanisms related to shareholder nominations of directors under Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to make other corresponding changes and updates, including under Delaware law. These amendments were effective immediately. The amendments implement the following changes:
•Section 2.5 of the Amended and Restated Bylaws has been amended to eliminate the requirement to make a stockholder list available for examination at meetings of stockholders, as provided for by recent amendments to the General Corporation Law of the State of Delaware.
•Section 2.7 of the Amended and Restated Bylaws has been amended to clarify that the chairperson of any meeting of stockholders may convene and (for any reason or no reason) to recess or adjourn such meeting.
•Section 3.4 of the Amended and Restated Bylaws has been amended, and a new Section 3.5 has been added, to enhance certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by (i) requiring that nominating stockholders, any Proposing Person (as defined in the Amended and Restated Bylaws ) and director nominees provide additional background information and disclosures and make certain representations and agreements in writing to the Company, and (ii) specifying certain procedural requirements with which nominating stockholders desiring to utilize the “universal proxy rules” in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, must comply.
In addition to the provisions described above, the amendments also includes certain clarifying, ministerial and conforming changes to the Amended and Restated Bylaws. The foregoing is a summary of the terms of the Amended and Restated Bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws, adopted as of April 14, 2023.
3.2	Amended and Restated Bylaws, marked to show revisions effective as of April 14, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMBACH HOLDINGS, INC.

By:	/s/ Jayme L. Brooks
Name: Jayme L. Brooks
Title: Executive Vice President and Chief Financial Officer

Dated: April 17, 2023